SCHEDULE 14A

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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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THE FIRST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The First Bancshares, Inc.

Notice of Annual Meeting of Shareholders

to be held on May 28, 2015

Dear Fellow Shareholder:

We cordially invite you to attend the 2015 Annual Meeting of Shareholders of The First Bancshares, Inc., the holding company for The First, A National Banking Association. At the meeting, the Company will report on the Company’s performance in 2014. We are excited about the Company’s achievements in 2014 and the Company’s plans for the future. We look forward to discussing these with you. We hope that you can attend the meeting and look forward to seeing you there.

This letter serves as your official notice that the Company will hold the meeting on Thursday, May 28, 2015, at 5:00 p.m. at the Company’s main office located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi 39402 for the following purposes:

1.	To elect two (2) members to the Board of Directors.
2.	To vote on approval of an amendment to the First Bancshares, Inc. 2007 Stock Incentive Plan.
3.	To vote on approval of the amendment of the Company’s Articles of Incorporation to Increase the Authorized Common Stock.
4.	To vote on approval of the appointment of T.E. Lott & Company as the Independent Public Accountants for the Company.
5.	To vote on the following advisory (non-binding) proposal:

“Resolved, that the shareholders of The First Bancshares, Inc. approve its executive compensation as described in the section captioned “Compensation Discussion and Analysis” in the 2015 Proxy Statement, including the compensation tables and any related material.”

6.	To vote on or transact any other business that may properly come before the meeting or any adjournment of the meeting.

Management currently knows of no other business to be presented at the meeting.

Shareholders owning the Company’s common stock at the close of business on April 8, 2015, are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at The First Bancshares, Inc.’s main office prior to the meeting.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2015

The Proxy Statement for the annual meeting and Annual Report to Stockholders for the year ended December 31, 2014, are available at www.edocumentview.com/FBMS.

Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, the Company encourages you to complete and return the enclosed proxy to us as promptly as possible.

By Order of the Board of Directors,

M. Ray “Hoppy” Cole, Jr.	E. Ricky Gibson
President and CEO	Chairman of the Board

Dated and Mailed on or about April 16, 2015, Hattiesburg, Mississippi

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The First Bancshares, Inc.

6480 U.S. Highway 98 West

Hattiesburg, Mississippi 39402

Proxy Statement for Annual Meeting of

Shareholders to be Held on May 28, 2015

INTRODUCTION

Date, Time, and Place of Meeting

The Annual Meeting of Shareholders of The First Bancshares, Inc. (the "Company"), the holding company for The First, A National Banking Association (the “Bank”) will be held at the main office of the Company located at 6480 U.S. Highway 98 West, Hattiesburg, Mississippi, on Thursday, May 28, 2015, at 5:00 p.m., local time, or any adjournment(s) thereof (the "Meeting"), for the purpose of considering and voting upon the matters set out in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished to the shareholders of the Company in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting.

The mailing address of the principal executive office of the Company is Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549.

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 16, 2015.

Record Date; Voting Rights; Vote Required

The record date for determining holders of outstanding stock of the Company entitled to notice of and to vote at the Meeting is April 8, 2015 (the "Record Date"). Only holders of the Company's common stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 5,378,022 shares of the Company's common stock issued and outstanding, each of which is entitled to one vote on all matters. Any other matters that properly come before the Meeting will be decided by a majority of votes cast, unless a different vote is required by law, the Articles of Incorporation, or the Bylaws. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. Shareholders do not have cumulative voting rights.

Proxies

Shares of common stock represented by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the directions therein. If no direction is specified, such shares will be voted FOR each nominee listed below under "Election of Directors" and in the discretion of the person named in the proxy with respect to any other business that may come before the Meeting. We are not aware of any other matter to be considered at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders.

A proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A proxy shall also be revoked if the shareholder is present and elects to vote in person.

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MANAGEMENT PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS

Membership on the Board of Directors

The Board of Directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the Board members expire at each annual meeting. The current terms of the Class II directors will expire at the Meeting. The terms of the Class III directors will expire at the 2016 Annual Shareholders' Meeting. The terms of the Class I directors will expire at the 2017 Annual Shareholders' Meeting. The Company’s directors and their classes are:

Class I	Class II*	Class III

Gregory H. Mitchell (I)	Charles R. Lightsey (I)	David W. Bomboy, M.D. (I)
Ted E. Parker (I)	Andrew D. Stetelman (I)	E. Ricky Gibson (I)
J. Douglas Seidenburg (I)		Fred A. McMurry (I)
M. Ray (Hoppy) Cole, Jr.

(I)	indicates independent Director under NASDAQ director independence standards.

Nominees for Class II Director

At the Meeting, shareholders will elect two (2) nominees as Class II directors to serve a three-year term, expiring at the 2018 Annual Meeting of Shareholders, or until their successors are elected and qualified. The nominees for Class II directors are listed below. Each nominee currently serves as a Class II director.

Class II

Charles R. Lightsey (I)
Andrew D. Stetelman (I)

Set forth below is certain information about the nominees:

Background: Charles R. Lightsey, 75, owns his own business as a Social Security Disability Representative. Mr. Lightsey worked with the Social Security Administration for 39 years, serving as District Manager of the Laurel Office for 32 years. He is a recipient of The Commissioner's Citation, the highest accolade accorded by the SSA. His community involvement includes serving as a former deacon of the First Baptist Church of Laurel, member and Board of Directors of the Laurel Kiwanis Club, president of the Laurel-Jones County Council on Aging, member of the Pine Belt Mental Health Association Council and Chairman of the Federal, State and Local Government United Way. He received his degree in Management and Real Estate from the University of Southern Mississippi in 1961. Mr. Lightsey has been a director of the Company since 2003 and served on the board of the Laurel bank prior to consolidation. He currently serves on the Laurel Advisory Board and the board of the bank.

Experience/Qualifications/Skills: Mr. Lightsey has served on the Company’s board since 2003. His background as a manager with the Social Security Administration and his ownership of a business provide the board with a broad range of knowledge and business acumen.

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Background: Andrew D. Stetelman, 54, is the third generation of his family in London and Stetelman Realtors. He graduated from the University of Southern Mississippi in 1983. He has served in many capacities with the National, State, and Hattiesburg Board of Realtors, and is past president and the Realtor of the Year in 1992 of the Hattiesburg Board of Realtors and the first Mississippi Commercial Realtor of the Year. He presently serves as the chairman of the Hattiesburg Convention Center, is a board member for the Area Development Partnership, and is a member of the Kiwanis International. Mr. Stetelman has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Stetelman has been a director of the Company since its inception in 1995. His experience in commercial real estate and real estate investments provides the board with insight in the trends and risks associated with residential, rental, and commercial real estate within all of the Company’s markets. His advice on all real estate issues is very valuable to the board.

With respect to Proposal 1, the Board of Directors unanimously recommends you vote “FOR” election of all nominees for Class II directors.

Set forth below is information about each of the Company's other directors and each of its executive officers.

Background: David W. Bomboy, M.D., 69, is a lifelong resident of Hattiesburg, Mississippi. He graduated with honors in Pre-Medicine from the University of Mississippi in 1968 and earned an M.D. degree from the University of Mississippi Medical Center in 1971. Dr. Bomboy completed his orthopedic surgical training at the University of Mississippi in 1976. He is a board-certified orthopedic surgeon and has practiced orthopedics in southern Mississippi for 39 years. Dr. Bomboy is a member of the Mississippi State Medical Association, the American Medical Association, and the Mississippi Orthopedic Society and is past president. He served as president of the Methodist Hospital Medical Staff. Dr. Bomboy has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Dr. Bomboy has served on the board of the Company since its inception in 1995. He is the sole physician on the Company’s board which enables him to bring a different perspective to the challenges the board faces. His background, experience, and knowledge of the medical and business communities are important in the board’s oversight of management. His past involvement in real estate development adds another perspective to board discussions.

Background: M. Ray (Hoppy) Cole, Jr., 53, currently serves as CEO and President of the bank and the Company. Prior to joining the bank in September 2002, Mr. Cole was Secretary/Treasurer and Chief Financial Officer of the Headrick Companies, Inc. for eleven years. Mr. Cole began his career with The First National Bank of Commerce in New Orleans, Louisiana and held the position of Corporate Banking Officer from 1985-1988. In December of 1988, Mr. Cole joined Sunburst Bank in Laurel, Mississippi serving as Senior Lender and later as President of the Laurel office. Mr. Cole graduated from the University of Mississippi where he earned a Bachelor's and Master's Degree in Business Administration. Mr. Cole also attended the Stonier Graduate School of Banking at the University of Delaware. He served as director of the Company from 1998 to 1999, and then from 2001 through the present. He also served as a director of the Company’s Laurel bank prior to consolidation and currently serves on the board of the bank.

Experience/Qualifications/Skills: Mr. Cole has served on the board of the Company for more than ten years. Mr. Cole’s years of experience in banking as well as his experience as CFO of a large company lend expertise to the board. His insight is an essential part of formulating the Company’s policies, plans and strategies.

Background: E. Ricky Gibson, 58, has been president and owner of N&H Electronics, Inc., a wholesale electronics distributor, since 1988 and of Mid South Electronics, a wholesale consumer electronics distributor, since 1993. He attended the University of Southern Mississippi. He is a member of Parkway Heights United Methodist Church. Mr. Gibson serves as Chairman of the Board and has been a director of the Company since 1995 and is also a director of the bank.

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Experience/Qualifications/Skills: Mr. Gibson has served on the board of the Company since its inception in 1995. As the owner of wholesale electronics distributorships, Mr. Gibson is knowledgeable about all aspects of running a successful business and he understands the challenges business owners face. Also, he has developed an understanding of the Company’s bank and the banking industry in general, particularly in the area of audit and executive compensation. He serves as Chairman of the Board of both the Company and the bank and has served as chairman of the bank audit committee and is chairman of the compensation committee.

Background: Fred A. McMurry, 50, is a lifetime resident of the Oak Grove area. He is currently President and General Manager of Havard Pest Control, Inc. with over 32 years of experience in this family-owned business. He also serves on the board of the Bureau of Plant Industry of the Mississippi Department of Agriculture and Commerce , the Dixie National Junior Livestock Sales Committee and serves as President of the Lamar County 4-H. In addition, he is President of West Oaks, LLC. and Vice President of Oak Grove Land Company, Inc. Mr. McMurry has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. McMurry has been a director of the Company since its inception in 1995. He contributes his extensive knowledge of the Lamar County area of Mississippi, which is one of the Company’s primary markets. His many years of experience in family-owned businesses give him a broad understanding of the needs of the Company’s customers as well as insight into the economic trends in the area. He also has been involved in real estate development which adds value to loan discussions.

Background: Gregory H. Mitchell, 74 former Mayor of Picayune, Mississippi, retired as procurement manager for Mississippi Space Services at Stennis Space Center. Mr. Mitchell is a member of Salem Baptist Church and the National Management Association (NMA) and former member of the Board of Trustees for Pearl River Community College where he was elected President in January, 2008, for a two year term. He also served on the Board of Directors for the Picayune Chamber of Commerce; the Field Advisory Council, Division of Housing and Urban Development. Mr. Mitchell has been a director of the Company since 2003 and also serves on the Picayune Advisory Board and on the board of the bank.

Experience/Qualifications/Skills: Mr. Mitchell has served on the board of the Company since 2003. His experience as Mayor of the City of Picayune, MS , small business owner, and also as procurement manager provide the board with valuable insight in board discussions.

Background: Ted E. Parker, 55, attended the University of Southern Mississippi and served as a licensed commodity floor broker at the Chicago Mercantile Exchange. He has been in the stocker-grazer cattle business for more than 30 years. He has served as a board member of Farm Bureau Insurance. He is a member of the National Cattlemen's Association, the Texas Cattle Feeders Association, Covington County Cattlemen’s Association, and the Seminary Baptist Church. Mr. Parker has been a director of the Company since 1995 and is also a director of the bank.

Experience/Qualifications/Skills: Mr. Parker has served on the board of the Company since its inception in 1995. His experience in the cattle business provides the board with insight into the needs of the agricultural community in the Company’s markets. He is very familiar with the market in which he lives and works and is also very involved in his community.

Background: J. Douglas Seidenburg, 55, is the owner and president of Molloy-Seidenburg & Co., P.A. He has been a CPA for more than 30 years. Mr. Seidenburg is involved in many civic, educational, and religious activities in the Jones County area. Past activities include serving as president of the Laurel Sertoma Club, president of the University of Southern Mississippi Alumni Association of Jones County, one of the founders of First Call for Help, a local United Way Agency started in 1990, treasurer of St. John's Day School, director of Leadership Jones County and Future Leaders of Jones County. Mr. Seidenburg is a graduate of the University of Southern Mississippi, where he earned a B.S. degree in Accounting. Mr. Seidenburg has been a director of the Company since 1998 and served as director of the Laurel bank prior to consolidation. He also serves on the board of the bank.

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Experience/Qualifications/Skills: Mr. Seidenburg has served on the board of the Company since 1998. He is Chairman of the Audit Committee and serves as the Financial Expert. His experience as a CPA and his knowledge of corporate governance help provide the board with an understanding of financial and accounting issues that are faced in today’s business environment.

Background: A. L. "Pud" Smith, 86, was born in 1929 in Brooklyn, Mississippi. Before attending the University of Southern Mississippi, Mr. Smith was in the military. He entered the petroleum business in 1960, starting with a service station, and was the owner and manager of A. L. Smith Oil Company, Inc., a wholesale and retail petroleum products company, for many years. He now is retired and serves as a consultant in the business. Mr. Smith's community activities range from being the Mayor of the City of Lumberton, past president of the Jaycee's, past president of the Lion's Club, and a member of the Rotary Club (a Paul Harris Fellow). He is an active member of the First Baptist Church of Lumberton where he is a deacon and has been a member of the finance committee for 30 years. Mr. Smith served as director of the Company and bank from its inception in 1995 until his retirement in 2008. He was recently appointed by the Board to fulfill the unexpired term of former director, Michael W. Chancellor, who resigned from the board on December 1, 2013 to focus on his business.

Experience/Qualifications/Skills: Mr. Smith was a director of the Bank and Company from inception until his retirement in 2008. Mr. Smith has a vast knowledge of business, having run a successful business for many years. His experience as Mayor of the City of Lumberton and his military experience also contribute to his business skill. With his many years of experience, Mr. Smith is an asset to the board.

* Mr. Smith served the remainder of the term expiring at the annual meeting which was vacated by Mr. Mike Chancellor who resigned from the Board on December 1, 2013. The Board would like to thank Mr. Smith for his service to the Company. There are no recommendations for the replacement of Mr. Smith.

Set forth below is information about the Company’s non-director executive officer.

Background: Dee Dee Lowery, CPA, 48, serves as Executive Vice President and Chief Financial Officer of the Company and the bank. Prior to joining the bank in February 2005, Mrs. Lowery was Vice President and Investment Portfolio Manager of Hancock Holding Company for 4 years. Mrs. Lowery began her career in 1988 with McArthur, Thames, Slay and Dews, PLLC as a staff accountant until joining Lamar Capital Corporation in 1993. From 1993 until the merger in 2001 with Hancock Holding Company, Mrs. Lowery held several positions beginning with Internal Auditor for 2 years, Comptroller for 3 years and then Chief Financial Officer and Treasurer for 3 years. Mrs. Lowery graduated from the University of Southern Mississippi where she earned a Bachelor’s Degree in Business Administration with an emphasis in Accounting. Mrs. Lowery is on the Advisory Board for the Business School at the University of Southern Mississippi. Mrs. Lowery is a member of the MS Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Lowery is a member of the Rotary Club of Petal and the Petal Children’s Task Force. Mrs. Lowery is also an active member of The Turning Pointe Church.

Family Relationships

M. Ray (Hoppy) Cole, Jr., Director, CEO and President of the Company and the Bank, is the son of Ellen Cole, President, Pascagoula Branch and the father of Milton R. (Mit) Cole, III, President, Laurel Branch.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to other executive officers in publicly traded financial institutions.

On February 6, 2009, the Company became a participant in the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) by participating in the Capital Purchase Program. On September 29, 2010, the Company refinanced the Company’s Capital Purchase Program funding into Community Development Capital Initiative funding. The Community Development Capital Initiative is also a TARP program. As a result of the Company’s participation in TARP, The First Bancshares, Inc. and certain of the Company’s employees are subject to compensation related limitations and restrictions for the period that we continue to participate in TARP (referred to herein as the “TARP Period”). The TARP compensation limitations and restrictions include the following:

•	Except in limited circumstances, the Company’s most highly compensated employee (as determined on an annual basis) is prohibited from receiving cash bonus payments during the TARP period. Mr. Cole was subject to this limitation during 2014.
•	Except in limited circumstances, the Company’s Named Executive Officers (NEOs) and the Company’s next five most highly compensated employees (each as determined on an annual basis) are prohibited from receiving any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control.
•	The Company’s NEOs and next 20 most highly compensated employees are subject to a “clawback” of incentive compensation if that compensation is based on materially inaccurate financial statement or performance metrics. Further, no one in this group of employees may receive any tax gross-up payment during the TARP period.
•	The Company is limited to an annual tax deduction of $500,000 with respect to the compensation paid to each of the Company’s NEOs.

The TARP rules further required the Company to adopt an “Excessive or Luxury Expenditure Policy.” The Company’s Board of Directors has complied with this requirement and the policy is located on the Company’s website, www.thefirstbank.com on the Investor Relations page. It is the intent of the Company’s Board of Directors that the policy remain in full force and effect for the duration of the TARP period. The policy covers, in particular, entertainment or events, office and facility renovations, aviation or other transportation services and other similar items, activities or events for which the Company may reasonably anticipate such expenditures that are not reasonable expenditures for staff development, reasonable performance incentives, or other similar reasonable measures conducted in the normal course of the Company’s business operations. All of the Company’s employees are required to comply with the policy. The Company’s Chief Executive Officer and Chief Financial Officer are primarily accountable for ensuring adherence to the policy and for certifying that prior approval for any expenditure requiring such prior approval was properly obtained.

In addition to the foregoing limitations and restrictions, the TARP rules and regulations require the Committee to undertake a semi-annual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by the Company, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a NEO. The risk assessments are intended to reduce the chance that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans, programs and arrangements.

As the TARP final rules were implemented in 2009, the Committee regularly discussed its compliance obligations with respect to the Company’s executive compensation programs at each committee meeting. The Committee has depended upon guidance from the Company’s legal counsel to fully interpret the extent of the application of each of these requirements in the Company’s executive compensation programs.

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On a related note, in June 2010 federal banking regulators issued final interagency guidance that set forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. The guidance focuses on balanced risk-taking incentives, compatibility with effective controls and risk management, and strong corporate governance.

The Compensation Committee believes that an awareness and assessment of the impact of risk has always been, and will continue to be, a component of its analysis of executive compensation. As such, the Committee recognizes the role of risk assessment in the overall processes and procedures for establishing such executive compensation. In this regard, the Committee believes that the TARP semi-annual risk assessment and the Fedeal Reserve’s rules will serve as a framework for reconfirming the appropriateness of the process and procedure the Committee has previously followed in reaching its decisions with respect to compensation related matters.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2014 as well as the other individuals included in the Summary Compensation Table on page 16 are referred to as the “named executive officers” or “NEO”s.

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns the interests of the executive officers with the Company’s overall business strategy, values and management initiatives. The Company’s compensation policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals. The Company has also adopted a Compensation Philosophy that provides guidance to the Committee when making decisions surrounding the compensation of the NEOs. Our philosophy generally targets near the market (peer) median for NEO base salaries with a strong emphasis on incentive compensation programs that provide an alignment between pay and performance.

The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of peer companies. To that end, the Committee believes in rewarding the NEOs with reasonable incentive compensation awards if Company performance meets budget and is comparable to peer group data. This is a critical piece in the compensation plan design at the Company and is realized through the ability of the NEOs to annually earn both short-term (cash) and long-term (stock-based) incentive payouts when performance justifies such awards.

Role of Executive Officers in Compensation Decisions

The Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all named executive officers of the Company. Decisions regarding the non-equity compensation of other executive officers are made by the Committee and the Chief Executive Officer.

The Committee and the Chief Executive Officer annually review the performance of each member of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

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Setting Executive Compensation

At our annual meeting of shareholders held in 2014 and as required by the “say-on-pay” rules of the Securities and Exchange Commission, we sought the approval, on an advisory basis, of our shareholders, concerning our executive compensation program as described in the proxy statement for that meeting. A vast majority (approximately 79%) of our shareholders whose shares were present at the 2014 annual meeting and who voted (or affirmatively abstained from voting (excluding broker non-votes)) on the say-on-pay proposal voted to approve such compensation. As a result, the Compensation Committee did not implement any specific changes to our executive compensation programs as a result of the 2014 shareholder advisory vote. The Compensation Committee intends to monitor the results of this year’s “say-on-pay” proposal vote and to incorporate such results as one of many factors considered in connection with the discharge of its responsibilities, although no such factor will likely be assigned a quantitative weighting.

Based on the foregoing objectives, the Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. To that end, the Committee has retained Blanchard Consulting Group, an independent third party consultant, to provide research for benchmarking purposes related to executive compensation. Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company’s market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

The services provided by the independent third-party consultant , Blanchard Consulting Group, were used as the basis of comparison of compensation between the Company and the companies in the Compensation Peer Group. Blanchard Consulting Group had no conflicts of interests.

In 2013 the Committee engaged Blanchard Consulting Group to conduct an executive total compensation review. This review focused on salary, cash compensation (salary plus bonus and/or annual cash incentive), direct compensation (cash compensation plus long-term incentives), and total compensation (direct compensation plus retirement benefits and any other compensation) for the NEOs. Results from this 2013 study were reviewed by the Committee in considering salary adjustments and executive total compensation targets for 2013 and 2014. In late 2014, the Committee again utilized Blanchard Consulting Group to assess CEO base salary as compared to a peer group of eight publicly traded banks. The peer companies include the following:

1	MSL	MidSouth Bancorp Inc.
2	FFKT	Farmers Capital Bank Corp.
3	WBHC	Wilson Bank Holding Company
4	FGBI	First Guaranty Bancshares Inc.
5	HBOS	Heritage Financial Group Inc.
6	CBAN	Colony Bankcorp Inc.
7	FFMH	First Farmers and Merchants Corporation
8	CHFN	Charter Financial Corporation

Independent Compensation Consultant

Blanchard Consulting Group is a national firm with an exclusive focus on the banking and financial services industry. Blanchard Consulting Group does not provide any services to the Company besides compensation consulting services. Blanchard Consulting Group reports directly to the Compensation Committee. The Compensation Committee and executive management utilized Blanchard Consulting Group’s reports and reviews to assist with decisions during 2014 but did not solely rely on them. The ultimate decisions made by the Committee and management were a balance between internal views and strategy along with the outside perspective of our independent consultant.

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Compensation Policies and Practices as They Relate to Risk Management

As participants in TARP, the Company is subject to the executive compensation requirements of the Emergency Economic Stabilization Act of 2008 (“EESA”) and as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”). In compliance therewith the Committee of the Board of Directors of the Company meets at least semi-annually to discuss and evaluate employee compensation plans in light of its assessment of risk posed to the Company from such plans and to ensure compliance with executive compensation rules and regulations implemented under EESA and ARRA. The Committee met twice in 2014 to review the Company’s compensation plans and determined that the Company had no compensation plans that would encourage manipulation of reported earnings to enhance compensation or encourage unnecessary or excessive risk-taking. The compensation plans at the Bank also use a proper balance of profitability and strategic goals (such as core deposit growth, asset quality, and audit/compliance) to ensure the officers of the Bank are focusing both on profits and strategic goals that are linked to the long-term viability of the organization. The Committee has determined that there are no compensation policies or procedures that are likely to have a material adverse effect on the Company.

In addition, the Committee has incorporated restricted stock into the compensation package for the top executive officers to tie a portion of their total compensation package to the long-term performance of the Bank. The Committee utilizes a vesting provision with these equity grants to help retain key officers and allow these amounts to be eligible for any clawback policies implemented by the Board.

2014 Executive Compensation Components

Historically, and for the fiscal year ended December 31, 2014, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based cash incentive bonus compensation;

•	equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. When determining salary increases, the Committee uses a Compensation Philosophy that targets the median (50th percentile) of the competitive market for executives that are meeting performance expectations and the upper quartile of market (or the base salary range) for executives that are high performers or exceeding performance expectations. Base salary ranges for named executive officers are determined for each executive using market research and based on his or her position and responsibility.

During its review of base salaries for executives, the Committee primarily considers: 1) performance of the Company; 2) market data provided by the Company’s outside consultants; 3) internal review of the executive’s compensation, both individually and relative to other officers; and 4) individual performance of the executive. Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of the named executive officers are based on the Committee’s assessment of the individual’s performance. The Committee recommended to the Board that the CEO's and each named executive officer's 2014 salary be disclosed in the Summary Compensation Table (shown later in this document), and the Board accepted this recommendation. The base salary adjustments for each named executive officer for 2014 (as compared to their base salaries in 2013) ranged from approximately 2.5% up to 10% of salary.

10

Performance-Based Cash Incentive Bonus Compensation

The Company has established an incentive bonus compensation plan that is based upon individual performance as well as team and corporate performance. All named executive officers, except for the Chief Executive Officer, as he did not have a cash incentive plan for 2014, in the Company have unique performance goals in up to seven (7) categories. The incentive plan provides each eligible officer with a "balanced scorecard" for their short-term cash incentive award. The "balanced scorecard" establishes specific corporate and shareholder-related performance goals balanced by the officer's area of responsibility, his or her business unit, and his or her expected individual level of contribution to the Company's achievement of its corporate goals. Cash incentive payments that are authorized to be paid to eligible officers under the Executive Incentive Plan are payable on an annual basis during the year following the year in which the services were performed and are contingent only upon such executive officer's continued employment with the Company through the date of payment

During the first quarter of 2014, the Board (by the vote of the members of the Board who are not "interested directors" within the meaning of NASDAQ's independence rules, and at the recommendation of the Committee) established short-term cash incentive awards for executive officers as percentages of their 2014 base salary (with maximum earning opportunities that ranged from 10% to 30% of base salary, depending upon the executive). The individual measures utilized in the plan design include a balance of profitability and strategic bank goals that relate primarily to sales, service quality, regulatory compliance, timeliness, and financial goals. The particular measures on an individual’s performance depend on the actions that are determined to be most important for that individual to achieve for the current year. The estimated bonus payouts are accrued throughout the year. Cash bonuses may be granted to executives at each year end depending on the achievement of performance targets that include growth, profitability, and quality control measures. The Company’s Chief Executive Officer did not have a cash incentive plan during 2014. Performance goals for the NEOs included in the cash-based incentive plan for 2014 include Bank net income, loan growth, deposit growth, credit quality, audit results, compliance results, branch income, and individual performance. The Bank exceeded profitability goals and met or exceeded a majority of the department and individual goals in 2014; therefore the cash-based annual incentive payouts for the NEOs were near the maximum payout levels for most officers.

For the year ended December 31, 2014, the following cash bonuses were awarded:

M. Ray (Hoppy) Cole, Jr.	$0.00
Dee Dee Lowery	22,552.88
Ray L. Wesson, Jr. (1)	13,139.70
Hayden Mitchell (1)	15,670.97
David A. Bush (1)	42,330.42

(1) Ray L. Wesson, Jr., Hayden Mitchell and David A. Bush are executive officers of the bank and not the holding company.

Equity Incentive Compensation

2007 Stock Incentive Plan

In 2007, the Company adopted The First Bancshares, Inc. 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan provides for the issuance of up to 315,000 shares of Company Common Stock, $1.00 par value per share. Shares issued under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

11

Awards of Company Common Stock under the 2007 Plan may take the form of a stock option, including an incentive stock option (a stock option which meets the applicable requirements of the Internal Revenue Code), stock appreciation rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the excess of the fair market value of a specified number of shares of Company Common Stock over a specified price which shall not be less than the fair market value of such shares as of the date of the grant), restricted stock awards (a transfer of shares subject to certain restrictions on transfer or other incidents of ownership or subject to specified performance standards), dividend equivalent rights (an award entitling a holder to receive an amount in cash, Company Common Stock, or a combination of both determined by reference to the cash dividends paid on a specified number of shares of Company Common Stock from the date of grant), performance unit awards, restricted stock units or other stock-based awards (including without limitation, awards entitling recipients to receive shares of Company Common Stock to be delivered in the future) (collectively referred to as "Awards").

During the first quarter of 2014, the Board (by the vote of the members of the Board who are not "interested directors" within the meaning of NASDAQ's independence rules, and at the recommendation of the Committee) established long-term equity incentive awards for executive officers using shares of restricted stock (with maximum earning opportunities that ranged from up to 8,814 shares for the CEO and up to 4,000 shares for the other NEOs)., The Committee utilized restricted stock to help preserve shares in the 2007 Plan as compared to using stock options and to have a stronger immediate retention vehicle for key officers. Similar to the cash-based annual incentive plan, a pay-for-performance approach is used to determine the amount of equity awards granted to each plan participant. The performance goals utilized in the long-term plan design are linked to both corporate and shareholder performance criteria and include bank net income, asset growth and credit quality. For each of these criteria, the maximum performance level was achieved in 2014; therefore, based upon the recommendation from the Committee, the Board approved the maximum amount of shares to be granted to each officer.

During 2014, the Board, upon recommendation from the Committee, granted 3,400 shares of restricted stock to the NEO’s for services performed during the acquisition of BCB Holding Co., Inc.

For the year ended December 31, 2014, the following restricted stock grants were awarded:

	Granted for 2014	Granted for Acquisition
M. Ray (Hoppy) Cole, Jr.	8,814	2,000
Dee Dee Lowery	4,000	800
Ray L. Wesson, Jr. (1)	4,000	-
Hayden Mitchell (1)	4,000	600
David A. Bush (1)	4,000	-

As of December 31, 2014, there were a total of 211,278 restricted stock awards which have been granted under the 2007 Plan and no other type awards have been granted under the 2007 Plan.

Vesting and Retention Provisions Applicable to Equity Awards

The Company has implemented a policy that all shares granted thought the 2007 Plan will include at least a three year vesting provision, unless extraordinary circumstances are determined by the Board. The Equity Awards earned in 2014 (consisting of the Restricted Stock Awards) will vest and be paid, assuming the continued service of each of the holders through such vesting date, as follows: Awards will vest five years from date of grant. Vesting of such Equity Awards will be accelerated in the event of the holder's death or disability while in the service of the Company or upon such other event as determined by the Committee in its sole discretion. The Company has also implemented a double trigger change-in-control provision in the 2007 Plan where unvested shares of stock granted through the plan will be accelerated upon a change in control if the executive is terminated without cause as a result of the transaction (as long as the shares granted remain part of the company or are transferred into the shares of the new company). Unvested shares issued as Restricted Stock Awards must be retained by the executive officer subject to the clawback and forfeiture provisions applicable to such shares, and therefore may not be sold, pledged or otherwise transferred or hedged during the vesting periods.

12

In addition, the committee has established expectations for ownership of our common stock by our CEO and Corporate Officers. Under these guidelines, our CEO is expected to attain an investment position in our common shares equal to two times his or her base salary and our Corporate Officers are expected to attain an investment position in our common shares equal to one times his or her base salary. Exceptions to these ownership guidelines may be approved by Compensation Committee for good reason.

Clawback, Repricing, Underwater Grant Buyback and Hedging Policies

As a matter of policy, we expect incentive awards of executive compensation that are made on the basis of financial metrics to be structured with “clawback” provisions that would allow the Company to recoup awards under certain circumstances such as a material misstatement of financial performance. The Committee plans to include “clawback” provisions in all short-term and long-term incentives utilized in 2015.

We also have a philosophy that we will not reprice options, stock appreciation rights, or other equity awards, the value of which derives from the value of our common shares, on account of declines in our stock price, or buy back “underwater” stock options from those who hold option grants for cash. The Company’s Board has approved an amendment to the 2007 Plan to prohibit repricing of equity awards granted under the plan and to prohibit the cash buyback or exchange for other stock awards of underwater options and stock appreciation rights.

Certain transactions in the Company’s equity securities, or which are linked to the value of the Company’s equity securities, may be considered “short term” or “speculative” in nature. These transactions may create the appearance that they were based on non-public information or that the incentives of the employees are no longer aligned with, and may in fact be opposed to, the interests of the Company and its shareholders. As a result, the Board of Directors has implemented a policy that prohibits Directors and Corporate Officers from undertaking these types of transactions, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Retirement and Other Benefits

All employees of the Company, including named executive officers, are eligible to participate in the The First Bancshares, Inc. 401K Plan and Trust. We adopted the 401(k) plan to enable employees to save for retirement through a tax-advantaged combination of employee and Company contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. The 401(k) plan allows eligible employees to elect to contribute up to 100% of their eligible compensation, up to the annual IRS dollar limit. Eligible compensation generally means all wages, salaries and fees for services paid by us. We contribute 50% of employee’s deferral (up to a maximum of 6%) for each eligible employee per year to their 401(k) plan.  We may also elect to make a discretionary profit sharing contribution for each eligible employee. In 2014, our employer contribution was $255,716.14, which was the employer matching contribution.

The Company sponsors an Employee Stock Ownership Plan (ESOP), which was established in 2006 for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2014, the ESOP held 5,969 shares of Company common stock and had no debt obligation. In 2014 our contribution to the ESOP was $7,600.00.

13

Supplemental Executive Retirement Plans.

Mr. Cole and Ms. Lowery participate in a Supplemental Executive Retirement Plan (SERP) with the Company that provides for a supplemental retirement benefit in the fixed amount of $98,039 for Mr. Cole and $53,252 for Ms. Lowery per year for fifteen years. Mr. Cole and Ms. Lowery are both 10% vested in the benefit and amounts become payable upon their death, disability, termination of employment, or retirement. The arrangement constitutes a non-qualified deferred compensation plan. The benefit is forfeited in the event of termination for "Cause" as described in the agreement. Except in cases of death or disability, the benefit will commence on the first day of the month following their 65th birthday. This plan is in technical compliance with requirements of section 409A of the Internal Revenue Code of 1986.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers participate in the Company’s broad-based employee benefit plans, such as medical, dental, supplemental disability and term life insurance programs. Some of the named executive officers are provided use of company automobiles. The vehicles are provided primarily for their business travel. Personal use is taxed through the Company’s payroll process. Certain named executive officer and other members of senior management are entitled to receive a cash payment upon such executive’s death through the split dollar death benefit funded by bank owned life insurance.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2014, are included in the “Summary Compensation Table” on page 17.

The Company has entered into a change of control agreement as part of the Employment Agreement with its President and CEO, and the Company has agreed to take certain actions upon a change of control with respect to other key employees. The change of control provisions are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Potential Payments Upon Termination or Change in Control” on pages 22 - 24.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m)(5) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $500,000 that is paid to certain individuals. The Company believes that compensation paid under the incentive plans are generally fully deductible for federal income tax purposes.

Board of Directors and Compensation Committee Discretion; Adjustments

Additional performance bonuses, restricted stock, and other stock-based awards may be made within the discretion of the Compensation Committee and the Board of Directors. The Compensation Committee also may consider other factors, and may change the basis of assessing our performance in the future, based upon our annual or longer-term goals.

14

Compensation Committee Interlocks and Insider Participation

No member of the Compensation/Human Resources Committee was an officer or employee of the Company or any of its subsidiaries during 2014, nor has any member of the Committee ever been an officer or employee of the Company or any of its subsidiaries. No current member of the Committee or executive officer of the Company had a relationship during 2014 requiring disclosure in this proxy statement under Item 404 or Item 407(e)(4) of SEC Regulation S-K.

COMPENSATION COMMITTEE REPORT

The Compensation Committee certifies that it has reviewed with senior risk officers the Senior Executive Officer (“SEO”) incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the financial institution.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

E. Ricky Gibson, Chairman
David W. Bomboy
Ted E. Parker
A. L. Smith
Andrew D. Stetelman

15

The First Bancshares, Inc.

Summary Compensation Table (SCT)

For the Year Ended December 31, 2014

Name and Principal Position	Year	Salary	Non-equity Incentive Plan Compensation	Stock Awards (2)	All other Compensation	Total
M. Ray (Hoppy) Cole, Jr., President and Chief Executive Officer	2014	$289,272.21	$0.00	$145,372.48	$36,486.49	$471,131.18
	2013	269,188.32	0.00	112,389.80	36,147.91	417,726.03
	2012	245,983.44	0.00	52,438.14	32,796.41	331,217.99
Dee Dee Lowery, Chief Financial Officer	2014	162,046.52	22,552.88	54,933.60	7,334.08	246,867.08
	2013	157,824.03	14,076.00	43,052.69	7,060.07	222,012.79
	2012	145,626.25	14,076.00	19,020.00	6,693.10	185,415.35
Ray L. Wesson, Jr., President, Southern Region (1)	2014	179,678.52	13,139.70	42,933.60	7,120.00	242,871.82
	2013	170,969.14	8,504.65	17,952.69	7,077.32	204,503.80
	2012	158,451.96	5,102.79	19,020.00	7,494.75	190,069.50
Hayden Mitchell, Chief Retail Banking Officer (1)	2014	171,364.16	15,670.97	51,933.60	7,196.94	246,165.67
	2013	157,534.98	7,350.00	36,777.69	5,611.39	207,274.06
	2012	143,553.36	10,150.00	19,020.00	5,211.96	177,935.32
David A. Bush, Executive Vice President – Private Banking (1)	2014	167,669.78	42,330.42	42,933.60	2,771.52	255,705.32
	2013	163,606.25	37,361.25	17,952.69	1,578.24	220,498.43
	2012	99,250.00	14,580.00	0.00	4,588.04	118,418.04

(1)	Ray L. Wesson, Jr., Hayden Mitchell, and David A. Bush are executive officers of the bank and not the holding company
(2)	Value based on value at grant date of $15.00 per share for 11-3-14, $14.24 per share for 2-1-14, $12.55 per share for 8-1-2013, $11.13 per share for 3-1-2013, and $9.51 per share for 2012, valued in accordance with FASB Topic 718.

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The First Bancshares, Inc.

SCT (Continued)

All Other Compensation

For the Year Ended December 31, 2014

Name	Year	Auto Allowance	401(k) Match	Group Term Life Insurance	Split Dollar Death Benefit BOLI	Additional Compensation (1)(2)	Total Compensation
M. Ray (Hoppy) Cole, Jr.	2014	$3,103.00	$7,799.97	$432.00	$172.00	$24,979.52	$36,486.49
	2013	3,363.00	7,650.05	504.00	562.00	24,068.86	36,147.91
	2012	3,984.00	7,432.91	504.00	504.00	20,371.50	32,796.41
Dee Dee Lowery	2014	0.00	4,947.40	380.16	396.00	1,610.52	7,334.08
	2013	0.00	4,814.71	420.00	366.00	1,459.36	7,060.07
	2012	0.00	4,462.35	391.44	334.00	1,505.31	6,693.10
Ray L. Wesson, Jr. (3)	2014	608.00	5,431.16	400.32	0.00	680.52	7,120.00
	2013	832.50	5,149.98	455.28	0.00	639.56	7,077.32
	2012	1,239.00	4,774.65	423.36	0.00	1,057.74	7,494.75
Hayden Mitchell (3)	2014	0.00	5,114.30	357.12	0.00	1,725.52	7,196.94
	2013	0.00	4,335.67	378.00	0.00	897.72	5,611.39
	2012	0.00	4,306.60	362.88	0.00	542.48	5,211.96
David A. Bush (3)	2014	0.00	0.00	371.52	0.00	2,400.00	2,771.52
	2013	0.00	0.00	408.24	0.00	1,170.00	1,578.24
	2012	0.00	0.00	68.04	0.00	4,520.00	4,588.04

(1)	Represents reimbursement for club dues and cell phones for all named executives.
(2)	Includes fees paid to M. Ray (Hoppy) Cole, Jr. for 2014 in the amount of $20,700.00 representing Fees Earned or Paid in Cash, consisting of $10,200.00 in director fees and $10,500.00 in annual retainer fees, based on attendance, in the amount of $2,500.00 paid to Directors of The First Bancshares, Inc. and $8,000.00 paid to Directors of The First, A National Banking Association.

(3)	Ray L. Wesson, Hayden Mitchell and David A. Bush are executive officers of the bank and not the holding company.

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The First Bancshares, Inc.

Grants of Plan-Based Awards

As of December 31, 2014

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares Of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
M. Ray (Hoppy) Cole, Jr.	2/1/2014	-	-	-	-	-	-	8,102	-	-	$115,372.48
	11/3/2014	-	-	-	-	-	-	2,000	-	-	30,000.00
Dee Dee Lowery	2/1/2014	-	-	-	-	-	-	3,015	-	-	42,933.60
	11/3/2014	-	-	-	-	-	-	800	-	-	12,000.00
Ray L. Wesson (1)	2/1/2014	-	-	-	-	-	-	3,015	-	-	42,933.60
Hayden Mitchell (1)	2/1/2014	-	-	-	-	-	-	3,015	-	-	42,933.60
	11/3/2014	-	-	-	-	-	-	600	-	-	9,000.00
David A. Bush (1)	2/1/2014	-	-	-	-	-	-	3,015	-	-	42,933.60

(1)	Ray L. Wesson, Hayden Mitchell and David A. Bush are executive officers of the bank and not the holding company

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The First Bancshares, Inc.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2014

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Vesting Date
M. Ray (Hoppy) Cole, Jr.	-	-	-	-	-	5,514	52,438.14	-	-	3/1/2015
“	-	-	-	-	-	4,460	49,639.80	-	-	3/1/2016
“	-	-	-	-	-	5,000	62,750.00	-	-	8/1/2016
“	-	-	-	-	-	8,102	115,372.48	-	-	2/1/2017
“	-	-	-	-	-	2,000	30,000.00	-	-	11/3/2019
Dee Dee Lowery	-	-	-	-	-	2,000	19,020.00	-	-	3/1/2015
“	-	-	-	-	-	1,613	17,952.69	-	-	3/1/2016
“	-	-	-	-	-	2,000	25,100.00	-	-	8/1/2016
“	-	-	-	-	-	3,015	42,933.60	-	-	2/1/2017
“	-	-	-	-	-	800	12,000.00	-	-	11/3/2019
Ray L. Wesson, Jr. (1)	-	-	-	-	-	2,000	19,020.00	-	-	3/1/2015
“	-	-	-	-	-	1,613	17,952.69	-	-	3/1/2016
“	-	-	-	-	-	3,015	42,933.60	-	-	2/1/2017

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The First Bancshares, Inc.

Outstanding Equity Awards at Fiscal Year-End (Continued)

For the Year Ended December 31, 2014

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units Or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Vesting Date
Hayden Mitchell (1)	-	-	-	-	-	2,000	$19,020.00	-	-	3/1/2015
	-	-	-	-	-	1,613	17,952.69	-	-	3/1/2016
	-	-	-	-	-	1,500	18,825.00	-	-	8/1/2016
	-	-	-	-	-	3,015	42,933.60	-	-	2/1/2017
	-	-	-	-	-	600	9,000.00	-	-	11/3/2019
David A. Bush (1)	-	-	-	-	-	1,613	17,952.69	-	-	3/1/2016
	-	-	-	-	-	3,015	42,933.60	-	-	2/1/2017

(1)	Ray L. Wesson, Hayden Mitchell and David A. Bush are executive officers of the bank and not the holding company

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The First Bancshares, Inc.

Option Exercises and Stock Vested

For the Year Ended December 31, 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
M. Ray “Hoppy” Cole, Jr.	-	-	4,105	$58,455.20
Dee Dee Lowery	-	-	1,974	28,109.76
Ray L. Wesson, Jr. (1)	-	-	1,974	28,109.76
Hayden Mitchell (1)	-	-	1,974	28,109.76
David A. Bush (1)	-	-	-	-

(1)	Ray L. Wesson, Hayden Mitchell and David A. Bush are executive officers of the bank and not the holding company

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The First Bancshares, Inc

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2014

Executive Benefits and Payments Upon Termination or Change-in-Control	Normal Retirement		Death		Disability		Termination without Cause or for Good Reason		Change in Control Only		Termination without Cause Following Change in Control
M. Ray (Hoppy) Cole, Jr.
Compensation:
Base Salary	$-		$-		$151,277	(2)	$316,705	(3)	$605,108	(4)	$-
Benefits & Perquisites:
BOLI Death Benefit	-		200,000		-		-		-		-
Restricted Stock Awards	363,853	(5)	363,853	(5)	-		-		363,853	(6)	363,853	(8)
Supplemental Executive
Retirement Plan (SERP)	522,328	(9)	$1,470,585	(11)	37,626	(12)	-	(13)	522,328	(12)	522,328	(13)
Dee Dee Lowery
Compensation:
Base Salary	-		-		-		-		248,887	(7)	-
Benefits & Perquisites:
BOLI Death Benefit	-		200,000		-		-		-		-
Restricted Stock Awards	136,800	(5)	136,800	(5)	-		-		136,800	(6)	136,800	(8)
Supplemental Executive
Retirement Plan (SERP)	217,618	(10)	$798,780	(11)	12,701	(12)	-	(13)	217,618	(12)	217,618	(13)
Ray L. Wesson (1)
Compensation:
Base Salary	-		-		-		-		-		-
Benefits & Perquisites:
BOLI Death Benefit	-		500,000		-		-		-		-
Restricted Stock Awards	96,172	(5)	96,172	(5)	-		-		96,172	(6)	96,172	(8)

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The First Bancshares, Inc

Potential Payments Upon Termination or Change-in-Control (Continued)

As of December 31, 2014

Executive Benefits and Payments Upon Termination or Change-in-Control	Normal Retirement		Death		Disability	Termination without Cause or For Good Reason	Change in Control Only		Termination without Cause Following Change in Control
Hayden Mitchell (1)
Compensation:
Base Salary	$-		$-		$-	$-	$-		$-
Benefits & Perquisites:
BOLI Death Benefit	-		500,000		-	-	-		-
Restricted Stock Awards	126,643	(5)	126,643	(5)	-	-	126,643	(6)	126,643	(8)
David A. Bush (1)
Compensation:
Base Salary	-		-		-	-	-		-
Benefits & Perquisites:
BOLI Death Benefit	-		-		-	-	-		-
Restricted Stock Awards	67,152	(5)	67,152	(5)	-	-	67,152	(6)	67,152	(8)

(1)	Ray L. Wesson, Jr., Hayden Mitchell and David A. Bush are executive officers of the bank and not the Company.
(2)	In the event of disability of Executive, salary will continue for 6 months or, if earlier, until date payments begin under disability insurance policy.
(3)	Lump sum severance payment and continuation of health benefits to end of term in the amount of $298,249 which includes one year’s salary of $275,049 plus health benefits of $23,200 through the end of the expiration of the second contract term, 5-31-17.
(4)	Lump sum severance in the amount of 2x current annual salary, and bonuses, etc. that would have been paid.
(5)	All non-vested restricted stock awards will become fully vested at the retirement or death of the NEO’s. None of the NEO’s have reached retirement age under the RSA Agreement. Calculated based on 12-31-14 stock closing price of $14.51 per share.
(6)	All non-vested restricted stock awards will become fully vested in the event of a change of control in which the Company is not the survivor or if the acquirer does not assume the obligations. Calculated based on 12-31-14 stock closing price of $14.51 per share.
(7)	Agreement provides for 1 ½ x current annual salary.
(8)	All non-vested restricted stock awards will become fully vested if termination without cause occurs with 24 months of a change in control in which the Company is the survivor or the acquirer has assumed the obligations. Calculated based on 12-31-14 stock closing price of $14.51 per share.

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The First Bancshares, Inc

Potential Payments Upon Termination or Change-in-Control (Continued)

As of December 31, 2014

(9)	Upon separation from Service following attainment of age 65, Normal Retirement Benefit shall be $98,039 per year for 15 years, payable in 180 equal monthly installments
(10)	Upon Separation from Service following attainment of age 65, Normal Retirement Benefit shall be $53,252 per year for 15 years, payable in 180 equal monthly installments
(11)	In the event of death while in active service of the bank, beneficiary(s) shall be paid $1,470,585 and $798,780, respectively. In the event of death during benefit payment period, beneficiary(s) shall receive remaining installment payments.
(12)	The SERP Agreement includes a benefit provision for Change in Control and Disability. The actual benefit payable would be calculated upon such an event.
(13)	Upon Separation from Service prior to age 65, the benefit shall be equal to the vested portion of the Accrued Liability Balance calculated as of the date of Separation from Service.

Under the Emergency Economic Stabilization Act of 2008 and its implementing regulations, executive compensation restrictions will prohibit the Company from making “any payment” for services performed or benefits accrued, including a prohibition on making any payments upon a change of control.

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The First Bancshares, Inc.

Director Compensation Table

For the Year Ended December 31, 2014

	Fees Earned or Paid in Cash(1)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Cash Compensation	Total
David W. Bomboy	$22,650.00	$28,480.00	-	-	-	-	$51,130.00
M. Ray (Hoppy) Cole, Jr.(3)	20,700.00	-	-	-	-	-	20,700.00
E. Ricky Gibson	54,200.00	49,840.00	-	-	-	-	104,040.00
Charles R. Lightsey	31,050.00	28,480.00	-	-	-	-	59,530.00
Fred A. McMurry	24,850.00	28,480.00	-	-	-	-	53,330.00
Gregory H. Mitchell	26,700.00	28,480.00	-	-	-	-	55,180.00
Ted E. Parker	25,050.00	28,480.00	-	-	-	-	53,530.00
J. Douglas Seidenburg	26,000.00	28,480.00	-	-	-	-	54,480.00
Andrew D. Stetelman	24,900.00	28,480.00	-	-	-	-	53,380.00
A. L. Smith	8,850.00	-	-	-	-	-	8,850.00

(1)	The First Bancshares, Inc. directors were paid $500 per meeting; The First, A National Banking Association directors were paid $600 per meeting; audit committee members were paid $300 per meeting; compensation committee members were paid $250 per meeting and executive committee members were paid $400 per meeting. The Chairman of the Board was paid a retainer of $6,000 per quarter. Chairmen of the Audit, Personnel and Nominating Committees were paid a retainer of $375 per quarter.
(2)	Directors of The First Bancshares, Inc. were paid an annual retainer of $2,500 based on attendance and directors of The First, A National Banking Association were paid an annual retainer of $8,000 based on attendance.
(3)	M. Ray (Hoppy) Cole, Jr. did not receive director stock awards. The management stock awards he received are shown in Summary Compensation Table on Page 16 and in the Grants of Plan-Based Awards on Page 18.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the directors, nominees for director, and executive officers, as of March 19, 2015.

Name of	Amount and Nature	Unvested	Percent of
Beneficial Owner	of Beneficial Ownership(1)	Restricted Stock(2)	Class(3)

David W. Bomboy, M.D.	82,819	4,000	1.61%

M. Ray (Hoppy) Cole, Jr.	26,898	28,376	1.03%

E. Ricky Gibson	79,744	8,500	1.64%

Charles R. Lightsey	45,487	4,000	0.92%

Fred A. McMurry	78,885	4,000	1.54%

Gregory H. Mitchell	4,001	4,000	0.15%

Ted E. Parker	65,813	4,000	1.30%

J. Douglas Seidenburg	75,156	4,000	1.47%

A.L. Smith	30,900	0	057%

Andrew D. Stetelman	32,283	4,000	0.67%

Dee Dee Lowery	16,844	11,428	0.53%

Executive Officers, Directors, and Nominees as a group	538,830	76,304	11.44%

(1)	Includes shares for which the named person:
-	has sole voting and investment power,
-	has shared voting and investment power with a spouse, or
-	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
(2)	Restricted Stock granted under The First Bancshares, Inc. 2007 Stock Incentive Plan
(3)	Calculated based on 5,378,022 shares outstanding

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Stock Ownership of Principal Stockholders

As of March 19, 2015, to the registrant’s knowledge, there were three beneficial owners of five percent (5%) or more of the outstanding common stock.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of common stock in the Company owned by the certain beneficial owners with more than five percent ownership in the Company’s stock as of March 19, 2015.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Basswood Capital Management, LLC 645 Madison Avenue, 10th Floor New York, NY 10022	384,793	7.15%

Common Stock	JCSD Capital, LLC 1676 N. California Blvd., #630 Walnut Creek, California 94596	298,609	5.55%

Common Stock	Banc Fund VI LP, Banc Fund VII LP, Banc Fund VIII LP, Banc Fund IX LP 20 North Wacker Drive, Suite 3300 Chicago, IL 60606	448,467	8.34%

(1)	Calculated based on 5,378,022 shares outstanding

CORPORATE GOVERNANCE

Corporate Governance Guidelines.  The Board of Directors’ Nominating Committee has enacted guidelines to determine director independence and qualifications for directors. The Nominating Committee Charter is published at the Corporation’s website under the “Corporate Governance” at www.thefirstbank.com. The Board of Directors regularly reviews corporate governance developments and considers modifications to its governance charter to clarify and augment the Board of Directors’s processes, including those relating to risk oversight.

The Board’s Role in Risk Oversight.  The Company believes that each member of the Company’s Board of Directors in his or her fiduciary capacity has a responsibility to monitor and manage risks faced by the Company. At a minimum, this requires the members of the Company’s Board of Directors to be actively engaged in board discussions, review materials provided to them, and know when it is appropriate to request further information from management and/or engage the assistance of outside advisors. Furthermore, because the banking industry is highly regulated, certain risks to the Company are monitored by the Board of Directors , and the Audit Committee and Risk Committee through the review of the Company’s compliance with regulations set forth by its regulatory authorities and recommendations contained in regulatory examinations.

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The Board of Directors has a Risk Committee which is responsible for risk oversight of the Company and regularly reports to the Board of Directors on its findings. This committee monitors compliance with regulations and policies. The other committees concentrate on specific risks for which they have an expertise, and each committee is required to regularly report to the Board of Directors on its findings. For example, the audit committee regularly monitors the Company’s exposure to certain reputational risks by establishing and evaluating the effectiveness of company programs to report and monitor fraud and by monitoring the Company’s internal controls over financial reporting. The compensation committee’s role in monitoring the risks related to the Company’s compensation structure is discussed in further detail below.

Director Independence.  The First Bancshares, Inc. currently has nine independent directors out of ten. The independent directors are David W. Bomboy, E. Ricky Gibson, Charles R. Lightsey, Fred A. McMurry, Gregory H. Mitchell, Ted E. Parker, J. Douglas Seidenburg, A. L. Smith and Andrew D. Stetelman. The Board of Directors has satisfied, and expects to continue to satisfy, its objective that at least a majority of the Board of Directors should consist of independent directors. For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company. The Board of Directors has established guidelines to assist it in determining director independence which conform to the independence requirements of the NASDAQ Stock Exchange listing standards. In addition to applying these guidelines, the Board of Directors will consider all relevant facts and circumstances in making an independence determination. Mr. Smith is not seeking reelection and the Board does not have a recommendation for his replacement.

In the course of the Board of Director’s determination regarding independence, it considers any transactions, relationships and arrangements as required by the Company’s independence guidelines.

All members of the Audit Committee, Compensation Committee, and Nominating Committee must be independent directors as defined by NASDAQ. Members of the Audit Committee also must satisfy a separate Securities and Exchange Commission (“SEC”) independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than their directors’ compensation.

Director Candidates, Qualifications and Diversity.  In considering whether to recommend any candidate for inclusion in the Board of Director’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating Committee will consider a number of criteria, including, without limitation, financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. Although the Nominating Committee has no official policy regarding diversity, the committee seeks well-qualified nominees, and believes its Board of Directors represents a wide variety of backgrounds.

Board Leadership Structure.   The Board of Directors of the Company is made up of ten individuals, one of whom is an insider as an executive of the Company. The nine outside directors have a wide variety of business experience and bring that experience to bear in fulfilling their duties as directors of the Company. The Chairman and Chief Executive Officer positions are held separately. The Board of Directors has not named a lead independent director. All independent directors have an equal voice in the business of the Company.

The Board of Directors has a Risk Committee whose primary responsibility is oversight of the Company’s risk management processes, including reviewing policies and procedures to identify any significant risks or exposures and determining the steps to take to monitor and minimize those risks. The Audit Committee is responsible for oversight of financial reporting risks, while the Compensation Committee is responsible for oversight of compensation-related risks.

Standards of Conduct.  All directors, officers and employees of The First Bancshares, Inc. must act ethically at all times and in accordance with the policies comprising the Code of Ethics for Financial Officers, a copy of which can be found at the Company’s internet website, www.thefirstbank.com.

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Communicating Concerns to Directors.  The Audit Committee and the non-management directors have established procedures to enable any employee who has a concern about The First Bancshares’ conduct, policies, accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board of Directors through written notification directed to the Chairman of the Audit Committee, Doug Seidenburg, at P. O. Box 1197, Laurel, MS 39441, or by email to DougS@sburgcpa.com. Such communications may be confidential or anonymous. The Company’s Whistleblower Policy is available on the Company’s website, www.thefirstbank.com. The status of any outstanding concern, if any, is reported to the non-management directors of the Board of Directors periodically by the Chairman of the Audit Committee.

Stockholder Communications.  Stockholders may communicate with all or any member of the Board of Directors by addressing correspondence to the “Board of Directors” or to the individual director and addressing such communication to Chandra B. Kidd, Secretary, The First Bancshares, Inc., P. O. Box 15549, Hattiesburg, Mississippi, 39404. All communications so addressed will be forwarded to the Chairman of the Board of Directors (in case of correspondence addressed to the “Board of Directors”) or to the individual director without exception.

ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Meetings of the Board of Directors

It is the policy of the Company that directors attend all meetings. During the year ended December 31, 2014 the Board of Directors of the Company held 6 meetings. All of the directors of the Company attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served. The Board of Directors of the Bank held 12 meetings during the year ended December 31, 2014.

Committees of the Board of Directors

The Audit Committee of the Company is composed of the following independent members: J. Douglas Seidenburg, E. Ricky Gibson, Gregory H. Mitchell, and Charles R. Lightsey. The Audit Committee met five times during the year ended December 31, 2014. On February 21, 2002, the Board adopted a written Audit Committee Charter, a copy of which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee also recommends to the Board of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor's audit plans, and reviews with the independent auditors the results of the audit and management's responses. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts for the Company. The Audit Committee reports its findings to the Board of Directors of the Company. The Board of Directors has determined that the members of the Audit Committee are independent. The Board of Directors has also determined that there is at least one independent audit committee financial expert, J. Douglas Seidenburg, serving on the Audit Committee, as the terms independent and audit committee financial experts are used in pertinent Securities and Exchange Commission laws and regulations.

The Company's Board of Directors has appointed a Compensation Committee and a Nominating Committee.

The Compensation Committee is responsible for establishing the compensation plans for the Company and the bank. Its duties include the development with management of all benefit plans for employees of the Company and the bank, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. On April 4, 2008, the Board of Directors adopted a written Compensation Committee Charter and a Compensation Philosophy, which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Compensation Committee met nine times during the year ended December 31, 2014. The Compensation Committee is composed of the following members: E. Ricky Gibson, David W. Bomboy, Ted E. Parker, A. L. Smith and Andrew Stetelman, all of whom are independent directors. Mr. Smith is not seeking reelection and the Board does not have a recommendation for his replacement.

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The Nominating Committee is responsible for nominating individuals for election to the Company's Board of Directors. The Nominating Committee met four times during the year ended December 31, 2014, and consists of Charles R. Lightsey, Fred A. McMurry, Ted E. Parker, and Ricky Gibson, all of whom were independent directors. The Company adopted a Nominating Committee Charter, a copy of which was attached as Exhibit “B” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Charter can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. The Nominating Committee welcomes recommendations made by shareholders of the Company. Any recommendations for the 2014 Annual Shareholders' Meeting should be made in writing addressed to the Nominating Committee, c/o Chandra Kidd at 6480 U.S. Highway 98 West (39402), Post Office Box 15549, Hattiesburg, Mississippi, 39404-5549, by May 2, 2014. It is the Nominating Committee's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the Nominating Committee Shareholder Policies and Procedures, a copy of which was attached as Exhibit “C” to the Proxy Statement for the 2004 Annual Meeting. A copy of the Nominating Committee Shareholder Policies and Procedures can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”.

Report of the Audit Committee

The Audit Committee of the Company has:

-	reviewed and discussed the audited financial statements with management of the Company.

-	discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, “The Auditor’s Communications with Those Charged with Governance”.

-	received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board Rule 3526, “Communications with Audit Committees” and have discussed with the independent auditors the auditors' independence.

-	based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent as defined in pertinent NASDAQ rules.

Members of the Audit Committee:

J. Douglas Seidenburg

E. Ricky Gibson

Gregory H. Mitchell

Charles R. Lightsey

Certain Relationships and Related Transactions

Officers, directors and 10% beneficial owners of the Company and its associates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, are customers of the bank and have transactions with the banks in the ordinary course of business, and may continue to do so in the future.

All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. All directors other than M. Ray (Hoppy) Cole, Jr are independent as defined in pertinent Nasdaq rules.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and beneficial owners of more than 10% to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Public Accountants

T.E. Lott & Company were the independent auditors for the Company during the fiscal year ending December 31, 2014, and will serve as the independent auditors to the Company for the fiscal year ending December 31, 2015. The Company expects a representative of this firm to attend the Meeting, to have the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions from shareholders.

Audit Fees

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the years ended December 31, 2014 and 2013:

	2014	2013

Audit Fees – Audit of the consolidated statements and quarterly review of financial statements included in Form 10-Q and consents	$152,068	$124,860
Audit Related Fees – Services in connection with application of accounting pronouncements and SEC matters	5,166	9,017
Tax Fees – Preparation of federal and state income tax and property returns	19,104	17,864
All other fees	-	-
Total	$176,338	$151,741

The Audit Committee has adopted pre-approval policies and procedures, a copy of which can be found at the Company’s internet website at www.thefirstbank.com under “Corporate Governance”. One hundred percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

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PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE 2007 STOCK INCENTIVE PLAN

At the Meeting, our shareholders will be asked to approve an amendment to The First Bancshares, Inc. 2007 Stock Incentive Plan (the “2007 Plan”) to increase the number of shares reserved for issuance by 300,000 shares of the Company’s common stock.

We believe that the 2007 Plan is a vital element of our employee compensation program. It allows us the opportunity and ability to compensate our officers, employees and non-employee directors in a manner which offers them an opportunity to participate in our future performance while encouraging stock ownership and providing an incentive to build long-term stockholder value. In our competitive market, grants under the 2007 Plan are essential in helping us retain and motivate our most valuable employees. In March, 2015, at the recommendation of our Compensation Committee, the Board approved the increase in the available share reserve under the 2007 Plan, subject to approval by our shareholders. The Board and management, therefore, recommend that the shareholders approve this amendment to our 2007 Plan. If our shareholders do not approve this amendment, the 2007 Plan will remain in effect with its current terms and conditions and the number of shares reserved for issuance will not increase.

2007 Plan Share Reserve

As of April 1, 2015, an aggregate of 67,243 shares of our common stock remain available for future grants under our 2007 Plan, following the 2015 annual grants and adjustment for shares attributable to awards that have been forfeited or otherwise expired without being exercised and shares tendered to date to cover tax withholding obligations. We believe this is insufficient to meet the future incentive needs of the Company.

Historically, under the 2007 Plan, awards have been limited to key employees and officers and non-employee directors and all awards have been in the form of restricted stock. In administering the 2007 Plan, we strive to balance the incentive awards to our employees and directors with the interests of our shareholders and limit the potential dilution to our shareholders from the equity compensation programs. In evaluating the impact of equity compensation on our shareholders, we consider both our “burn rate” and our “overhang”. Our burn rate is equal to the number of equity awards granted during the year, divided by the weighted average of our common shares outstanding during the year, and measures the potential dilutive effect of our equity grants. The overhang is the sum of the equity awards granted but unexercised (typically options), plus the amount of equity available for grants, divided by the total shares of common stock outstanding, which measures the potential dilutive effect of outstanding equity awards, plus shares available for grant.

We aim to maintain a burn rate and overhang within that of our peer group and the banking industry in general and that is also within limits recommended by certain independent stockholder advisory groups. The Committee’s consultant, Blanchard Consulting Group, has calculated both our burn rate and our overhang. Our burn rate for 2014, is 2.66, and the three-year average burn rate for 2012-2014 is 2.65%. Our current overhang is 6.12%, well within the banking industry range of 4% to 12% and with that of our peer companies. With the addition of the proposed additional 300,000 of reserve shares, the projected overhang will remain within the banking industry’s top range of 12%.

Accordingly, the Company believes that the request for the additional 300,000 shares is reasonable and necessary to allow us to replenish the shares from previous fiscal years and to continue the current granting practices into the future so as to be able to remain competitive in the market and provide valuable incentives to our executives and directors.

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Other Amendments

In addition to the proposed amendment to increase the number of shares reserved for issuance under the 2007 Plan, the Board of Directors has also approved the amendment of the 2007 Plan to: (1) prohibit the repricing and/or the exchange of stock options or stock appreciation rights for other stock incentives or cash (2) limit the number of shares which are canceled, forfeited or otherwise expire and those tendered in payment of option prices and/or tax withholdings that may be reissued under the Plan to fifty percent (50%) of the increase in the reserved shares under the plan and (3) clarify the definition of change in control. Although these additional changes to the 2007 Plan do not require shareholder approval, they are related, in part, to the increase in the reserved shares and are reflected in the same amendment; and, therefore, have been briefly explained herein. Each of these additional amendment provisions are in accordance with the current policies and practices of the Company. The clarification of the definition of the change in control does not constitute an actual change to the 2007 Plan, but rather is a clarification expanding the language of the 2007 Plan to set forth the provisions of the Internal Revenue Code and Treasury Regulations that were previously only incorporated by reference. The provisions of the amendment which prohibit the repricing and/or exchange of stock options and stock appreciation rights has been the operating policy of the Company which is now being clarified and made an express provision of the 2007 Plan. This provision, together with the provision limiting the recycling of forfeited, canceled or otherwise expired shares and shares tendered to the Company in payment of an exercise price or to settle tax withholding obligations to fifty percent (50%) of the increase in the reserved shares under the plan are designed to limit the effect of the operations of the 2007 Plan on shareholder dilution and are in accordance with industry practices. Other than these amendments, and the proposed amendment for the increase in the reserved shares, there have been no changes in the 2007 Plan since its initial adoption.

Description of the 2007 Plan

The following paragraphs provide a brief summary of the principal features of the 2007 Plan. See also the description in the Compensation Discussion and Analysis section of this Proxy under the heading for 2014 Executive Compensation Components.

Shares Subject to 2007 Plan

The 2007 Plan provides for the issuance of up to 315,000 shares of Company Common Stock, $1.00 par value per share. Shares issues under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares. We are proposing an increase in the available share reserves under the 2007 Plan by 300,000 shares of our common stock, pursuant to which the 2007 Plan will then provide for a total issuance of up to 615,000 shares of Company Common Stock.

Purpose

The purpose of the plan is to provide incentives to officers, employees, directors and other service providers; encourage stock ownership; and provide a means of obtaining, rewarding and retaining such officers, employees, directors and other service providers.

Administration of the Plan

The 2007 Plan is administered by the Compensation Committee of the Company's Board of Directors (the Committee for purposes of this Proposal No. 2). The Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Code Section 162(m), and directors who meet the independence requirements of the NASDAQ Stock Market listing standards.

The Committee has the power, in its discretion, to grant stock incentives under the plan, to select the individuals to whom stock incentives are granted, to determine the number of shares of common stock subject to each stock incentive and the terms of the grants, to interpret the provisions of the plan and to otherwise administer the plan. The Committee may delegate all or any of its responsibilities and powers under the 2007 Plan to individual officers of the Company or a subsidiary, except its authority or responsibility with regard to awards to persons subject to Section 16 of the Exchange Act.

Eligibility

Participation in the 2007 Plan is limited to employees, officers, directors, and other service providers of the Company or an Affiliate of the Company who are selected by the Board of Directors or authorized Committee thereof to receive an Award under the 2007 Plan; provided however, only employees of the Company or of any of its subsidiaries may receive a grant of an incentive stock option.

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Awards Under the 2007 Plan

Awards of Company Common Stock under the 2007 Plan may take the form of a stock option, including an incentive stock option, stock appreciate rights, restricted stock awards, dividend equivalent rights, performance unit awards, restricted stock units or other stock-based awards (including without limitation, awards entitling recipients to receive shares of Company common stock to be delivered in the future).

Stock Options

Options granted under the 2007 Plan may be incentive stock options or nonstatutory stock options. The exercise price of the option must be at least 100% (110% in the case of incentive stock options granted to employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries) of the fair market value of the shares to which the option is subject at the time the option is granted. Each option shall be exercisable at the times and on the terms and conditions as the Board may specify in the option agreement with respect to such option between the Company and the participant, provided that no option will be granted for a term in excess of 10 years (5 years in the case of incentive stock options granted to employees who are deemed to own 10% or more of the voting power of the Company or its subsidiaries). The value of shares of Company common stock that can be exercised for the first time by a participant in any one year under an incentive stock option cannot exceed $100,000, based on the fair market value of the stock at the date of grant of the incentive stock option.

Stock Appreciation Rights

A SAR provides the participant a right to an amount equal to all or a specified portion of the fair market value of a number of shares of common stock of the Company on the exercise date over a specified or determinable price that may not be less than the fair market value of such shares on the date of grant. SARs may be granted to participants either in tandem with or as a component of a previously or contemporaneously granted option under the 2007 Plan or not in conjunction with other awards. Other than in connection with a change in the Company’s capitalization, the Company will not, without shareholder approval, amend or modify the exercise price of a SAR and shall not exchange a SAR for cash, another stock incentive or a new SAR with a lower (or no) exercise price.

Restricted Stock Awards and Restricted Stock Units

A restricted stock award is an award or issuance of shares of common stock, the grant, issuance, retention, vesting and/or transferability of which is subject, during specified periods of time, to conditions (including continued employment and/or performance goals) and terms as the Committee determines. Restricted Stock units are awards that entitle the participant to an amount equal to all or a portion of the fair market value of a specified number of shares of common stock, subject to conditions (including continued employment over a specified period of time and/or performance goals) and terms as the Committee determines. Restricted stock units may be settled in cash or in shares of common stock as determined by the Committee. Participants holding restricted stock awards granted under the 2007 Plan shall have such voting and divided rights with respect to those shares during the restricted period as determined by the Committee. Participants will have no voting rights with respect to shares of common stock underlying restricted stock units unless and until such shares are issued to the participant and reflected as outstanding in the Company's stock records.

Dividend Equivalent Rights

A dividend equivalent right entitles the participant to an amount equal to the cash dividends paid on a specified number of shares of common stock over a specified period. A grant of dividend equivalent rights shall be subject to such restrictions and conditions, including attainment of such performance goals, as the Committee shall determine. Dividend equivalent rights may be settled in cash or in shares of common stock valued at the fair market value thereof on the date payment is due under the award.

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Performance Units

Performance units provide the participant an opportunity to receive shares of common stock (or cash in an amount equal to the value thereof) upon the attainment of stated performance goals and/or satisfaction of other terms and conditions during a performance period as determined by the Committee. The performance period and performance goals applicable to each such award will be determined by the Committee at the time of grant. Such awards may set forth a minimum or threshold level of achievement of the performance goal below which no shares of common stock will be earned and a formula for determining the number of shares earned at various levels of achievement of such performance goals. Participants receiving performance units will only have the rights of a shareholder with respect to shares of common stock, if any, actually received by the participant upon satisfaction or achievement of the terms and conditions of such award.

Change in Control

Under the 2007 Plan, in the event of a change in control, the Committee may provide for the acceleration of vesting, exercise or payment of a stock incentive. For purposes of the 2007 Plan, a change in control event includes, but is not limited to, certain acquisitions of fifty percent (50%) or more of the Company’s outstanding common stock, certain changes in the identity of a majority of the members of the Board of Directors and the acquisition of more than forty percent (40%) of the Company’s assets.

Amendment and Termination

The Board of Directors may at any time terminate, or from time to time amend, the 2007 Plan, or alter any award agreement or other document evidencing an award. However, no such amendment or termination may be made without first obtaining shareholder approval if such amendment or termination would: (i) increase the number of shares that may be issued under the 2007 Plan (except to the extent such amendment is made pursuant to a change in the Company’s capitalization), (ii) materially change the class of participants eligible to receive awards under the 2007 Plan, (iii) reduce the exercise price of outstanding options and SARs, or (iv) otherwise require shareholder approval pursuant to the 2007 Plan, applicable law, or the NASDAQ Market Rules.

No termination or amendment to the 2007 Plan or an award thereunder may be made which would adversely affect any rights or obligations with respect to any awards granted prior to the date of such termination or amendment, without the consent of the holder of such award.

Adjustments

The number and kind of shares of common stock available for issuance under the 2007 Plan (including under any awards then outstanding), the number and kind of shares subject to the individual limits set forth in the 2007 Plan, and the terms of any outstanding award, including the exercise price of any outstanding option, will be equitably adjusted by the Committee as it determines appropriate to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off, combination or exchange of shares, dividend or distribution of securities, or any other event or transaction that affects the number or kind of outstanding shares of the Company.

Transferability

Awards granted under the 2007 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and may be exercisable only by the participant during his or her lifetime or, in the event of the disability of a participant, by his or her legal representative.

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Federal Income Tax Treatment

Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Code Section 422 and to qualify for favorable tax treatment under Code Section 421. NQSOs are not eligible for such favorable tax treatment.

An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. We cannot guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income, subject to any applicable limitation under Code Section 162(m). The optionee’s gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise. The Company is not entitled to a deduction for this gain.

Stock Appreciation Rights

No tax is imposed on the grant of a SAR. On exercise, the holder recognizes ordinary income equal to the cash or the fair market value of any shares of common stock received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the holder as ordinary income, subject to any applicable limitations under Code Section 162(m).

Restricted Stock Awards and Restricted Stock Units

Grantees of restricted stock awards or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the shares or units at such time, and the Company will receive a corresponding deduction, subject to any applicable limitations under Code Section 162(m). However, no later than 30 days after a participant receives a restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares of common stock at the time of grant. Provided that the election is made in a timely manner, the participant will not recognize any additional income when the restrictions on the shares lapse. If the participant forfeits the shares (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested restricted shares generally will be taxable as ordinary income to the participant at the time the dividends are received.

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Performance Units

A participant will not recognize income, and the Company will not be allowed a deduction, upon the grant of a performance unit. Upon settlement of the award, the participant will recognize ordinary income equal to the cash or fair market value of the shares of common stock received. The Company is entitled to a corresponding deduction in the same year the participant recognizes income, subject to any applicable limitations under Code Section 162(m).

Code Section 409A

If an award under the plan is subject to Code Section 409A (relating to nonqualified deferred compensation plans), and if the requirements of Code Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the plan, however, are intended to be exempt from the application of Code Section 409A or to meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding

The Company has the right to deduct from any cash payment under an award and, with respect to any award settled in shares of common stock, to require a participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising with respect to an award under the plan. A participant may elect to pay such amount in cash or by instructing the Company to withhold from the award, shares of common stock having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes. This election must be made prior to the date on which the amount of tax to be withheld is determined.

Tax Consequences of a Change in Control

If, upon a change in control of the Company, the exercisability, vesting or payout of an incentive award is accelerated, any excess on the date of the change in control of the fair market value of the shares or cash issued under accelerated incentive awards over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Code Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of incentive awards that may be granted under the 2007 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

This proposal will be approved if the votes cast favoring exceeds the votes cast opposing.

The Board of Directors unanimously recommends you vote “FOR” Proposal 2 to approve the Amendment to the 2007 Stock Incentive Plan.

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PROPOSAL 3 — APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors believes it is necessary to increase the Company's authorized Common Stock from the current 10,000,000 to 20,000,000. The recommended increase is needed to provide for the reservation of shares for potential future acquisitions, the 2007 Stock Incentive Plan and such other corporate purposes as the Board may deem advisable. The Board believes that additional authorized shares are required to ensure the Company's ability to satisfy these obligations, and to provide the Company with the flexibility to use these newly authorized shares for raising additional equity capital, for use in possible mergers and acquisitions, for stock dividends or stock splits, etc., which may be desirable in the future. Except for the plans described above, there are presently no arrangements, intentions, nor understandings with the respect to the issuance of any additional shares of Common Stock.

If additional stock is authorized, the Board of Directors would, without further action by the shareholders unless otherwise required by law or regulation, be able to authorize issuance of the stock at such times, for such purposes and for such consideration as it may deem desirable, without further shareholder action. Any issuance of additional authorized shares could result in the dilution of each existing shareholder's voting power, and could, depending upon a variety of factors, have the effect of diluting the earnings per share or book value per share of outstanding shares of Common Stock.

The Board of Directors, therefore, has unanimously voted to approve the proposed amendment to increase the authorized Common Stock to 20,000,000 shares and intends to vote for the Amendment at the Annual Meeting.

Holders of the Company's Common Stock do not have preemptive rights as to any class of stock of the Company. Therefore, the Company may issue any stock, any rights to purchase stock or any other security convertible into stock without first offering any such securities to the holders of the Common Stock. Holders of the Common Stock are entitled to one vote per share on all matters to be decided by the shareholders.

A copy of the proposed amendment to the Company's Articles as adopted by the Board of Directors is included in this Proxy Statement as Exhibit "B".

The Board of Directors unanimously recommends you vote “FOR” Proposal 3 to approve the amendment to the Company’s Articles to increase the number of authorized shares of Common Stock.

proposal 4 – approval of independent public accountants

The Board of Directors has appointed T.E. Lott & Company, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2015, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board of Directors anticipates that representatives of T.E. Lott & Company will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of T.E. Lott & Company for ratification by the Company's shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors unanimously recommends you vote “FOR” Proposal 4 to ratify the appointment of T.E. Lott & Company as independent public accountants for the fiscal year ending December 31, 2015.

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PROPOSAL 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The America Reinvestment and Recovery Act of 2009 (“ARRA”) requires recipients of funds under CPP to permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the compensation discussion and analysis, the compensation tables, and any related material). ARRA further provides that this shareholder vote shall not be binding on the board of directors of a recipient of funds under CPP, and may not be construed as overruling a decision by such board, nor to create or imply any additional fiduciary duty by such board, nor shall such vote be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

These ARRA provisions give you as a shareholder the right to endorse or not endorse the Company’s executive compensation through the following resolution:

“Resolved, that the shareholders of The First Bancshares, Inc. approve its executive compensation as described in the section captioned “Compensation Discussion and Analysis” in the 2015 Proxy Statement, including the compensation tables and any related material.”

Under ARRA, your vote is advisory, and will not be binding on the Board. However, the Compensation Committee will take into account the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends you vote “FOR” approval of the resolution.

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INCORPORATION BY REFERENCE OF FINANCIAL STATEMENTS AND RELATED INFORMATION

The SEC allows us to “incorporate by reference” into this document other documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document.

Supplementary financial information and our Audited Consolidated Financial Statements (including Notes thereto), are incorporated by reference from Items 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, for the fiscal year ended December 31, 2014, are incorporated by reference from Items 7 and 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

This document incorporates important business and financial information about the Company from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this document through our website, www.thefirstbank.com, and from the SEC at its website, www.sec.gov, or by requesting them from our Corporate Secretary in writing at The First Bancshares, Inc., 6480 US Highway 98 West, Hattiesburg, Mississippi 39402 or by phone at 601-268-8998. To assure the timely delivery of documents in advance of the Annual Meeting, any request to our Corporate Secretary should be made no later than May 22, 2015. As a reminder, the information incorporated by reference above is also contained in the Company’s Annual Report to Shareholders, which is included in the materials sent to you with this Proxy Statement.

SOLICITATION OF PROXIES

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by directors, officers and employees of the Company or the bank, by means of telephone, telegraph or personal contact, but without additional compensation therefore. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

PROPOSALS OF SHAREHOLDERS

Any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2016 must be received at the Company's principal executive office no later than December 17, 2015 if it is to be included in management's proxy statement. After this date, any proposal will be considered untimely if not delivered on a date on or before the later of: (1) 60 days prior to the 2016 annual meeting or (2) 10 days after a notice of the meeting is provided to the shareholders. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company's bylaws relating to shareholder proposals and certain Securities and Exchange Commission Regulations in order to be included in the Company's proxy materials.

The Company's proxy for the year 2016 meeting may confer discretionary authority to vote on any proposal of a shareholder to be presented for action at the Annual Meeting of Shareholders to be held in the year 2016 which is not received prior to December 17, 2015 at the Company's principal executive office.

The accompanying Proxy is being solicited by the management of the Company.

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ANNUAL REPORT

The 2014Annual Report to Shareholders of the Company, including audited financial statements of the Company, is enclosed for the information of the shareholders. The Annual Report and financial statements are not a part of the proxy soliciting material, except to the extent incorporated by reference herein.

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EXHIBIT A

AMENDMENT TO

THE FIRST BANCSHARES, INC.

2007 Stock Incentive Plan

This Amendment to The First Bancshares, Inc. 2007 Stock Incentive Plan (hereinafter the “Plan”) is made this the _____day of ___________, 2015, to be effective upon approval of the stockholders of the Company.

WITNESSETH:

WHEREAS, effective the 24th day of May, 2007, First Bancshares, Inc. (the “Company”) adopted the Plan to provide incentives and awards to certain officers, employees, directors and other service providers of the Company and its Affiliates; and

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Stock for which Stock Incentives may be awarded or exercised thereunder and to make other changes.

NOW, THEREFORE, The First Bancshares, Inc. 2007 Stock Incentive Plan is hereby amended as follows:

I.

Section 2.3 is hereby amended by the deletion of that Section in its entirety and the substitution of the following:

2.3        “Change in Control” means a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Code and the Treasury Regulations thereunder, as follows:

(a)        Change in Ownership shall mean the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Ownership of the Company (or to cause a Change in Effective Control of the Company as defined in Section 2.3(b)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 2.3(a).

(b)        Change in Effective Control shall mean:

(i)        The acquisition by any one person, or more than one person acting as a group, during any 12-month period of ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or

(ii)        The replacement of a majority of members of the Board of Directors during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election in accordance with Treasury Regulation §1.409A-3(i)(5)(vi)(A)(2).

Notwithstanding the foregoing, if any one person, or more than one person acting as a group, is considered to effectively control the Company (within the meaning of this Section 2.3(b), the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control.

(c)        Change in the Ownership of the Company's Assets shall mean the acquisition by any one person, or more than one person acting as a group, during any 12-month period of assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. Notwithstanding the foregoing, there is no change in control event under this Section 2.3(c) when there is a transfer to an entity that is controlled by the Shareholders or other related person, within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), immediately after the transfer.

(d)        Persons Acting as a Group. For purposes of this Section 2.3, persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

II.

The Plan is hereby amended to increase the number of shares of Stock authorized for issuance pursuant to Stock Incentives granted under the Plan by an additional Three Hundred Thousand (300,000) shares, and Section 4.2 of the Plan is hereby amended by the deletion of that section in its entirety and the substitution of the following:

4.2        Aggregate Limit. The aggregate number of shares reserved for awards hereunder shall be determined as follows:

(a)        Maximum Plan Shares. Upon approval of this Amendment by the shareholders of the Company, the shares of Stock hereby reserved exclusively for issuance upon an award of or exercise or payment pursuant to Stock Incentives under the Plan is increased by Three Hundred Thousand (300,000) shares to a total of Six Hundred Fifteen Thousand (615,000) shares, subject to adjustment in accordance with Section 9.2 (the “Maximum Plan Shares”). All or any of such Maximum Plan Shares may be issued upon an award of or exercise or payment pursuant to any one or more Stock Incentives, including without limitation, Incentive Stock Options.

(b)        Recycling. Shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or that expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall not count against the Maximum Plan Shares and shall again become available for grants of Stock Incentive awards under the Plan (unless the Participant received dividends or other economic benefits with respect to such shares of Stock, which dividends or other economic benefits are not forfeited, in which case all such shares shall count against the Maximum Plan Shares). Shares of Stock surrendered in payment of an option price under a Stock Incentive award and shares of Stock deducted or withheld to satisfy tax withholding requirements also will not be counted against the Maximum Plan Shares and will again be available for purposes of the Plan. In no event, however, shall the total number of shares which again become available for grants of Stock Incentive awards under the Plan pursuant to the preceding provisions of this Section 4.2(b) after the effective date of this Amendment exceed one hundred fifty thousand (150,000) shares (fifty percent (50%) of the total increase in reserved shares under the Plan authorized pursuant to this Amendment.)

III.

Section 5.2 is hereby amended by the deletion of the last sentence thereof and the substitution of the following:

To the extent not inconsistent with the provisions of the Code or the Plan, including the prohibition on repricing of Options and Stock Appreciation Rights as reflected in Sections 6.2(k) and 6.3(c), and subject to the provisions of Section 6.09 hereof, the Committee may give a Participant an election to surrender a Stock Incentive in exchange for the grant of a new Stock Incentive, and shall have the authority to amend or modify an outstanding Stock Incentive Agreement, or to waive any provision thereof, provided that the Participant consents to such action.

IV.

Section 6.1(f) is hereby amended by the deletion of that Subsection in its entirety and the substitution of the following:

(f)        Modification. Subject to the provisions of Sections 6.2(k), 6.3(c) and 6.09, after the date of grant of a Stock Incentive, the Committee may, in its sole discretion, modify the terms and conditions of a Stock Incentive, except to the extent that such modification would be inconsistent with other provisions of the Plan or the Code or would adversely affect the rights of a Participant under the Stock Incentive (except as otherwise permitted under the Plan).

V.

Section 6.2 is hereby amended by the addition of a new Subsection (k) to read as follows:

(k)        No Repricing. Except as provided in Section 9.2, without approval of the Company's stockholders, the Exercise Price of an Option may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of, or in exchange for, cash, other Stock Incentives or the grant of a new Option having an Exercise Price below that of the Option that was surrendered.

VI.

Section 6.3(c) is hereby amended by the deletion of the Subsection its entirety and the substitution of the following:

(c)        No Repricing. Except as provided in Section 9.2, without the approval of the Company's stockholders the price of a Stock Appreciation Right may not be amended or modified after the grant of the Stock Appreciation Right, and a Stock Appreciation Right may not be surrendered or cancelled in consideration of, or in exchange for, cash, other Stock Incentives, or the grant of a new Stock Appreciation Right having a price below that of the Stock Appreciation Right that was surrendered or cancelled.

VII.

This Amendment is conditioned upon and shall become effective upon its approval by the stockholders of the Corporation.

VIII.

Capitalize terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.

IN WITNESS WHEREOF this Amendment has been executed the date and year first above written.

THE FIRST BANCSHARES, INC.

By:
Name:
Title:

EXHIBIT B

ARTICLES OF AMENDMENT TO

THE ARTICLES OF INCORPORATION OF

THE FIRST BANCSHARES, INC.

HATTIESBURG, MISSISSIPPI

RESOLVED, that Article Five of the Articles of Incorporation of The First Bancshares, Inc. is hereby amended by deleting the current Article Five and inserting the following Article Five to read in its entirety as follows:

ARTICLE FIVE

CAPITALIZATION

The Corporation shall have the authority, exercisable by its board of directors (the "Board of Directors"), to issue up to 20,000,000 shares of voting common stock, par value $1.00 per share (the "Common Stock").

The Corporation shall have the authority, exercisable by its Board of Directors, to issue up to 10,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"), any part or all of which shares of Preferred Stock may be established and designated from time to time by the Board of Directors by filing an amendment to these Articles of Incorporation, which is effective without shareholder action, in accordance with the appropriate provisions of the Act, and any amendment or supplement thereto (a "Preferred Stock Designation"), in such series and with such preferences, limitations, and relative rights as may be determined by the Board of Directors. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the majority of the shares of Common Stock, without a vote of the holders of the shares of Preferred Stock, or of any series thereof, unless a vote of any such holders is required by law or pursuant to the Preferred Stock Designation or Preferred Stock Designations establishing the series of Preferred Stock.

TheFirst BANCSHARES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4, and 5.

1. Election of Directors:

	For	Withhold		For	Withhold
01 – Charles R. Lightsey	☐	☐	02 – Andrew D. Stetelman	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Proposal to approve the Amendment of The First Bancshares, Inc. 2007 Stock Incentive Plan	☐	☐	☐	3. Proposal to approve the Amendment to the Company's Articles of Incorporation to increase the shares of authorized common stock	☐	☐	☐
4. Proposal to approve the appointment of T.E. Lott & Company as the Independent Public Accountants for the Company	☐	☐	☐	5. To vote on advisory (non-binding) proposal to approve Executive Compensation	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

2 4 D V

022KBC

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
The First Bancshares, Inc. Shareholders
May 28, 2015, 5:00 p.m. Local Time
6480 U.S. Highway 98 West
Hattiesburg, Mississippi

Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — The First Bancshares, Inc.

Notice of 2015 Annual Meeting of Shareholders

6480 U.S. Highway 98 West, Hattiesburg, MS 39402
Proxy Solicited by Board of Directors for Annual Meeting – May 28, 2015

M. Ray “Hoppy” Cole, Jr., with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of The First Bancshares, Inc. to be held on May 28, 2015, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are given, the Proxies will vote for each nominee listed below and at the discretion of the person named above in connection with any other business properly coming before the meeting.

(Items to be voted appear on reverse side.)